T. Rowe Price Spectrum Fund, Inc.

Spectrum Growth Fund

Supplement to prospectus dated May 1, 2008

Please note that the T. Rowe Price Mid-Cap Growth Fund and T. Rowe Price Small-Cap Value Fund have been added to the list of funds in which T. Rowe Price Spectrum Growth Fund can invest. Initial investments in these funds will begin on September 1, 2008, or later, depending on market conditions. The prospectus sets the minimum and maximum percentages of the Spectrum Growth Fund`s portfolio that can be allocated to each underlying fund. The fund will be permitted to allocate up to 15% of its assets to the Mid-Cap Growth Fund and up to 15% of its assets to the Small-Cap Value Fund.

Additionally, the fund has changed the minimum and/or maximum percentages of its portfolio that can be allocated to other underlying funds. The percentages are set forth below: Table 1  Asset Allocation Ranges for Underlying Funds  (continued)
Growth Fund	Investment Range
Blue Chip Growth	5 — 25%
Emerging Markets Stock	0 — 10
Equity Income	5 — 25
Growth Stock	5 — 25
International Growth & Income	0 — 20
International Stock	0 — 20
Mid-Cap Growth	0 — 15
Mid-Cap Value	0 — 15
New Horizons	0 — 15
Small-Cap Value	0 — 15
Summit Cash Reserves	0 — 25
Value	5 — 25

The Mid-Cap Growth Fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth. The Small-Cap Value Fund seeks long-term capital growth by investing primarily in small companies whose common stocks are believed to be undervalued.

The table entitled "Description of Underlying Funds" in Section 3 of the prospectus is hereby revised accordingly.

The date of this supplement is August 15, 2008.

C16-042 8/15/08